UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 6, 2015
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On March 6, 2015, The Goldfield Corporation (the “Company”), the Company’s wholly owned subsidiaries (Power Corporation of America, a Florida corporation, Southeast Power Corporation, a Florida corporation, C and C Power Line, Inc., a Florida corporation, Bayswater Development Corporation, a Florida corporation, and Pineapple House of Brevard, Inc., a Florida corporation) (collectively with the Company, the “Debtors”), and Branch Banking and Trust Company (“BB&T”), entered into a Master Loan Agreement (the “Master Loan Agreement”).
The Master Loan Agreement restates substantially the same terms and conditions as those set forth in the previous Master Loan Agreement (the “Previous Master Loan Agreement”) originally entered into on January 31, 2014 (as described in the Company’s Form 8-K filed on February 5, 2014, and incorporated herein by reference), except for (i) the modification of certain financial covenants as described below and (ii) the addition of a $17.0 million loan (the “$17.0 Million Equipment Loan”) and a $2.0 million loan (the “$2.0 Million Equipment Loan”). The Master Loan Agreement replaces the Previous Master Loan Agreement.
Borrowings of $15.2 million from the $17.0 Million Equipment Loan were used to pay in full all of the outstanding BB&T loans listed below and the equipment loan from Caterpillar Financial Services Corporation (“CAT”) listed below:

		Outstanding Balance
Loan Description	Loan Amount		Maturity Date
$6.94 Million Equipment Loan	$6,940,000	$2,538,346	February 22, 2016
$1.50 Million Equipment Loan	1,500,000	662,826	October 17, 2016
$4.25 Million Equipment Loan	4,250,000	1,900,081	September 19, 2016
$1.50 Million Equipment Loan (2013)	1,500,000	929,386	April 22, 2017
$5.0 Million Equipment Loan	5,000,000	3,521,620	April 22, 2018
$3.50 Million Acquisition Loan	3,500,000	2,742,251	January 28, 2019
Sub-total BB&T loans	$22,690,000	$12,294,510
$7.90 Million CAT Equipment Loan	7,902,877	2,931,237	July 17, 2016
Total all loans	$30,592,877	$15,225,747
The Master Loan Agreement includes financial covenants that have been modified as follows: (i) tangible net worth (as defined in the Master Loan Agreement) covenant not less than $20,000,000 tested quarterly, (ii) debt to tangible net worth covenant of 2.50:1.0 and (iii) fixed charge coverage ratio covenant not less than 1.30:1.0.
Under the documentation related to the $17.0 Million Equipment Loan, principal payments of $283,500.00 plus accrued interest will commence on April 6, 2015 and continue monthly thereafter until the loan is paid in full.
Under the documentation related to the $2.0 Million Equipment Loan, the loan will mature and will be due and payable in full on March 6, 2020. Accrued interest is payable monthly commencing on April 6, 2015 and continuing on the same day of each calendar period thereafter until March 6, 2016, at which time principal and interest shall be paid as follows: (a) commencing April 6, 2016 and each month thereafter through and including March 6, 2020, monthly principal payments in the amount of 1/48th of the principal balance outstanding as of March 6, 2016, plus monthly accrued interest.

Both the $17.0 Million Equipment Loan and the $2.0 Million Equipment Loan bear interest at a rate per annum equal to One Month LIBOR (as defined in the documentation related to each loan) plus 1.80%, which will be adjusted monthly and subject to a maximum rate of 24.00%.
The Master Loan Agreement contains customary representations and warranties and customary events of default.
The obligations under the $17.0 Million Equipment Loan are secured by a continuing security interest in the currently owned and hereafter acquired personal property of the Debtors identified as: (i) accounts, including all contract rights; (ii) equipment and machinery, including all accessions thereto, and all manufacturers' warranties, parts and tools therefore; (iii) vehicles; (iv) supporting obligations; and (v) to the extent not listed above as original collateral, all proceeds (cash and non-cash) and products of the foregoing.
The obligations under the $2.0 Million Equipment Loan are secured by a continuing security interest in the currently owned and hereafter acquired personal property of the Debtors identified as: (i) vehicles; (ii) supporting obligations; and (iii) to the extent not listed above as original collateral, all proceeds (cash and non-cash) and products of the foregoing.
The Company and its affiliates (including its wholly owned subsidiaries) do not have any material relationship with BB&T, other than with respect to (i) the Master Loan Agreement and the documentation related thereto (ii) the previous Master Loan Agreements and the documentation related thereto and (iii) other customary banking matters.
The foregoing descriptions of the Master Loan Agreement, the $17.0 Million Equipment Loan and the $2.0 Million Equipment Loan, including the documentation related to each loan, do not purport to summarize all of the provisions of these documents and are qualified in their entirety by reference to the loan documents filed herewith as Exhibits 10-1 through 10-9 to this Current Report on Form 8-K with each of the foregoing incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.
On March 6, 2015, the Debtors and BB&T entered into the Master Loan Agreement and terminated the Previous Master Loan Agreement. The information set forth in Item 1.01 is incorporated herein by reference.
On March 9, 2015, the Company used approximately $2.9 million of the $17.0 Million Equipment Loan to pay off all obligations owing under, and to terminate, the Installment Sales Contract (Security Agreement) dated July 16, 2012 between Southeast Power Corporation and Ring Power Corporation (with payments to CAT), for the purchase of specific identified equipment units for an aggregated purchase price of $7.9 million (the "Installment Sales Contract"). The Company and its affiliates (including its wholly owned subsidiaries) do not have any material relationship with Ring Power Corporation or CAT, other than with respect to (i) the Installment Sales Contract and the documentation related thereto, (ii) several equipment operating leases and (iii) purchasing and renting equipment.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth and the exhibits identified in Item 1.01 are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

10-1	Master Loan Agreement, dated March 6, 2015, by and between BB&T and the Company, Southeast Power, Pineapple House, Bayswater, Power Corporation of America and C and C Power Line, Inc.

10-2	Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $17.0 million loan

10-3	Addendum to Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $17.0 million loan

10-4	BB&T Security Agreement, dated March 6, 2015 by and between BB&T and the Debtors, relating to The Goldfield Corporation $17.0 million loan

10-5	Guaranty Agreement, dated March 6, 2015, relating to The Goldfield Corporation $17.0 million loan

10-6	Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $2.0 million loan

10-7	Addendum to Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $2.0 million loan

10-8	BB&T Security Agreement, dated March 6, 2015 by and between BB&T and the Debtors, relating to The Goldfield Corporation $2.0 million loan

10-9	Guaranty Agreement, dated March 6, 2015, relating to The Goldfield Corporation $2.0 million loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 11, 2015

THE GOLDFIELD CORPORATION

By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Master Loan Agreement, dated March 6, 2015, by and between BB&T and the Company, Southeast Power, Pineapple House, Bayswater, Power Corporation of America and C and C Power Line, Inc.

10-2	Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $17.0 million loan

10-3	Addendum to Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $17.0 million loan

10-4	BB&T Security Agreement, dated March 6, 2015 by and between BB&T and the Debtors, relating to The Goldfield Corporation $17.0 million loan

10-5	Guaranty Agreement, dated March 6, 2015, relating to The Goldfield Corporation $17.0 million loan

10-6	Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $2.0 million loan

10-7	Addendum to Promissory Note, dated March 6, 2015, relating to The Goldfield Corporation $2.0 million loan

10-8	BB&T Security Agreement, dated March 6, 2015 by and between BB&T and the Debtors, relating to The Goldfield Corporation $2.0 million loan

10-9	Guaranty Agreement, dated March 6, 2015, relating to The Goldfield Corporation $2.0 million loan